Fidelity ® Institutional
Short-Intermediate
Government Fund

Annual Report

November 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

The third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $100,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Inst Sht-Int Govt	6.25%	38.05%	83.17%
LB 1-5 Year US Government Bond	6.09%	39.27%	87.10%
Short-Intermediate US Government Funds Average	5.85%	34.82%	80.47%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 1-5 Year U.S. Government Bond Index - a market value-weighted index of government fixed-rate debt issues with maturities between one and five years. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Inst Sht-Int Govt	6.25%	6.66%	6.24%
LB 1-5 Year US Government Bond	6.09%	6.85%	6.47%
Short-Intermediate US Government Funds Average	5.85%	6.15%	6.07%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$100,000 Over 10 Years

Let's say hypothetically that $100,000 was invested in Fidelity® Institutional Short-Intermediate Government Fund on November 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the LB 1-5 Year US Government Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended November 30,
	2002	2001	2000	1999	1998
Dividend returns	4.15%	6.48%	6.82%	6.27%	6.54%
Capital returns	2.10%	3.48%	0.88%	-3.90%	0.64%
Total returns	6.25%	9.96%	7.70%	2.37%	7.18%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.60¢	17.94¢	38.20¢
Annualized dividend rate	3.24%	3.69%	3.99%
30-day annualized yield	2.70%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.75 over the past one month, $9.69 over the past six months and $9.57 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

While the 12 months that ended November 30, 2002, was an unfavorable period for the U.S. economy and stock markets, it highlighted the benefits investment-grade bonds can offer in turbulent times. Every investment-grade debt benchmark had a positive return, despite a mild slump in the final two months of the period. In the face of corporate accounting scandals, the possibility of a double-dip recession, and fears of further terrorist attacks and war with Iraq, the Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 7.34% for the past 12 months. Equities, on the other hand, finished the year with significant losses, despite eight straight weeks of gains to close out the period. Among the investment-grade debt categories, agency, Treasury and government bonds finished the year with nearly identical gains, as the Lehman Brothers U.S. Agency, Government Bond and Treasury indexes advanced 7.97%, 7.91% and 7.90%, respectively. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 7.22%. Although the Lehman Brothers Credit Bond Index lagged behind with a 6.62% increase, corporate bonds outperformed all other investment-grade bonds in the final three months of the period as investors grew less risk averse in light of recent positive economic data.

(Portfolio Manager photograph)
Note to shareholders: George Fischer became Portfolio Manager of Fidelity Institutional Short-Intermediate Government Fund on June 1, 2002.

Q. How did the fund perform, George?

A. For the 12-month period that ended November 30, 2002, the fund returned 6.25%. To get a sense of how the fund did relative to its competitors, the return for the short-intermediate U.S. government funds average as tracked by Lipper Inc. was 5.85%. Additionally, the Lehman Brothers 1-5 Year U.S. Government Bond Index returned 6.09%.

Q. What factors drove the government bond market's performance and what helped the fund outpace its peers?

A. Repercussions of the terrorist attacks last year, international political tensions, a weak economy, the stock market sell-off and concerns about corporate ethics, among other factors, were a boon for government bonds early in the period. Not only did these events keep a lid on inflation and interest rates - which can be the twin bogeymen for bond investors - but they also exponentially strengthened demand for bonds. Against that favorable backdrop, short- and intermediate-term bonds generally performed better than longer-term bonds. In the final months of the period, however, government bonds of all maturities came under some pressure. New reports suggested that an economic recovery might be gaining steam. Furthermore, lower short-term interest rates - the Federal Reserve cut rates by a half a percentage point in November - plus a Republican victory in the mid-term elections bolstered hopes for tax cuts and fiscal stimulus in 2003. As for the fund, its outperformance of its Lipper peer group is attributable to a combination of good asset allocation and security selection.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Let's start with how sector allocation and security selection led to strong relative performance for the fund...

A. We use a disciplined process that helps us identify opportunities to invest in sectors and securities when we believe they are undervalued, with the idea of selling them when they approach fair value. Generally speaking, that research-driven approach to relative value helped the fund's performance. For example, mortgage securities posted strong gains during the year, but came under periodic pressure relative to agency and Treasury bonds due to the rush by homeowners to refinance their mortgages. As homeowners refinanced, holders of mortgage securities were susceptible to getting some of their principal back years earlier than they had expected and potentially having to take that cash and buy new securities at lower, prevailing interest rates. Likewise, agency securities fell in and out of favor during the past year for a variety of reasons. Our decisions regarding when to over- and underweight agency and mortgage securities typically were rewarded, as was our security selection within those sectors.

Q. Have you made any major changes to the fund's holdings since taking over in June?

A. Not really. I adhered to the same valuation-driven strategies that have been in place for the fund for some time. The changes I did make were a function of those strategies, rather than a wholesale change in direction or strategy.

Q. Were there any disappointments?

A. In hindsight, nobody bats a thousand and there are always things we could have done better, such as modifying to a greater extent our sector weightings based on our view of relative value. That said, there weren't any individual holdings or decisions that resulted in big disappointments during the year.

Q. What's your outlook?

A. The past three years have been an uncharacteristically strong period for government bonds, but it's important for shareholders to realize that these securities aren't without risks. Improving economic conditions, rising stock prices and higher interest rates each might spell trouble for government bonds. Whether any or all of those conditions will prevail in 2003 remains to be seen. Regardless of the macroeconomic backdrop, I'll continue to rely on Fidelity's research to identify opportunities to buy undervalued bonds with the expectation of holding them until they reach full value.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income consistent with preserving principal

Start date: November 10, 1986

Size: as of November 30, 2002, more than $501 million

Manager: George Fischer, since June 2002; manager, various Fidelity taxable bond funds; joined Fidelity in 1989

3

George Fischer on the federal budget deficit and its effect on the government bond markets:

"The direction of interest rates generally is the main factor that drives bond prices. Rates move lower and bond prices typically rise; rates rise and bond prices typically fall. But supply and demand also can have a major effect on the government bond market's performance. The potentially expanding supply of government bonds that may accompany the nation's weakening fiscal health is cause for some concern among bond investors. The federal budget deficit seemingly is poised to grow rapidly and stands in stark contrast to the budget surpluses we've enjoyed since 1997. The deficit, based on some estimates, may grow to $250 billion or more in fiscal year 2003. We've already started to see the effects of the deficit; the Treasury is auctioning off more new debt than it has in some time and has ceased its buyback of outstanding debt. While the government bond market so far has withstood these supply pressures fairly well, it may not continue to do so. The potentially rapidly expanding supply of government bonds is likely to be an important contributor to the market's performance, and it's something I'll be watching closely in 2003."

Annual Report

Investment Changes

Coupon Distribution as of November 30, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	0.0	0.2
Less than 3%	2.4	0.0
3 - 3.99%	27.0	14.0
4 - 4.99%	0.9	1.6
5 - 5.99%	20.8	21.6
6 - 6.99%	20.1	20.2
7 - 7.99%	5.1	15.1
8 - 8.99%	3.7	5.1
9 - 9.99%	0.4	0.5
10 - 10.99%	0.2	1.4
11 - 11.99%	3.3	3.9
12% and over	1.9	2.3
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of November 30, 2002
6 months ago
Years	2.9	2.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2002
6 months ago
Years	2.4	2.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of November 30, 2002*		As of May 31, 2002**
	Mortgage Securities 13.9%		Mortgage Securities 16.2%
	CMOs and Other Mortgage Related Securities 9.9%		CMOs and Other Mortgage Related Securities 6.2%
	U.S. Treasury Obligations 23.8%		U.S. Treasury Obligations 22.9%
	U.S. Government Agency Obligations 49.6%		U.S. Government Agency Obligations 55.5%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets(dagger) (0.8)%
* Futures and Swaps	0.2%	** Futures and Swaps	0.0%

* Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2002

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 73.4%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 49.6%
Fannie Mae:
3% 6/15/04	$ 45,900,000	$ 46,555,865
3.5% 10/15/07	900,000	884,042
4.25% 2/11/05	5,000,000	5,028,380
5.25% 6/15/06	18,000,000	19,261,746
5.25% 4/15/07	14,700,000	15,736,379
6.25% 2/1/11	575,000	623,599
6.25% 7/19/11	2,000,000	2,096,824
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	5,000,000	5,756,440
Freddie Mac:
3.5% 9/15/07	48,000,000	47,868,955
3.75% 4/15/04	30,000,000	30,742,080
3.875% 2/15/05	7,235,000	7,463,735
3.875% 6/27/05	15,000,000	15,161,160
5.125% 8/20/12	3,800,000	3,727,336
5.5% 7/15/06	4,000,000	4,320,808
5.875% 3/21/11	570,000	605,685
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	1,586,227	1,800,827
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	182,400	187,904
Series 1993-D, 5.23% 5/15/05	185,105	192,130
Series 1994-F, 8.187% 12/15/04	7,087,409	7,347,489
Series 1995-A, 6.28% 6/15/04	1,409,411	1,455,065
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1992-A, 7.02% 9/1/04	2,086,498	2,192,534
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	1,111,235	1,120,694
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates 6.77% 11/15/13	1,438,461	1,586,353
Private Export Funding Corp. secured:
5.65% 3/15/03	80,786	81,522
5.73% 1/15/04	15,000,000	15,648,135
5.8% 2/1/04	1,803,000	1,870,811
6.86% 4/30/04	585,075	618,003
Sallie Mae 5.25% 3/15/06	3,700,000	3,960,743
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
State of Israel (guaranteed by U.S. Government through Agency for International Development):
6.625% 8/15/03	$ 2,500,000	$ 2,578,518
6.8% 2/15/12	2,500,000	2,825,143
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		249,298,905
U.S. Treasury Obligations - 23.8%
U.S. Treasury Bonds:
11.75% 2/15/10	14,298,000	17,164,306
12% 8/15/13	7,000,000	9,993,592
U.S. Treasury Notes:
3.5% 11/15/06	2,000,000	2,039,766
5.5% 2/15/08	8,200,000	9,033,776
5.5% 5/15/09	5,000,000	5,512,500
5.625% 5/15/08	2,000,000	2,215,468
5.875% 11/15/05	24,000,000	26,271,552
6.125% 8/15/07	9,500,000	10,693,808
6.5% 8/15/05	12,500,000	13,839,350
6.5% 10/15/06	2,000,000	2,258,750
6.5% 2/15/10	11,000,000	12,773,750
6.75% 5/15/05	6,990,000	7,727,774
TOTAL U.S. TREASURY OBLIGATIONS		119,524,392
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $364,760,992)		368,823,297
U.S. Government Agency - Mortgage Securities - 13.9%

Fannie Mae - 11.9%
5.5% 1/1/09	689,074	717,101
5.5% 12/1/17 (a)	5,756,000	5,899,900
5.5% 12/1/17 (a)	167,222	171,403
6% 9/1/08 to 8/1/16	12,905,146	13,491,175
6% 1/14/33 (a)	10,000,000	10,187,500
6.5% 7/1/08 to 5/1/32	8,586,291	8,979,039
7% 4/1/08 to 5/1/32	6,865,768	7,212,334
7% 12/12/32 (a)	10,000,000	10,446,875
8% 8/1/09	130,418	138,858
9% 2/1/13 to 8/1/21	683,647	756,274
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
9.5% 5/1/09 to 11/1/21	$ 79,887	$ 86,764
10% 1/1/17 to 1/1/20	130,988	145,934
10.5% 5/1/10 to 8/1/20	115,168	130,641
11% 11/1/10 to 9/1/14	567,747	642,471
11.5% 11/1/15 to 7/15/19	588,619	677,778
12% 4/1/15	17,079	19,967
12.5% 3/1/16	42,259	49,453
		59,753,467
Freddie Mac - 1.0%
6.25% 1/1/03	1,736	1,736
6.5% 5/1/08	228,338	241,626
7.5% 11/1/12	612,476	652,069
8% 9/1/07 to 12/1/09	559,892	593,785
8.5% 7/1/06 to 6/1/14	585,063	624,322
9% 12/1/07 to 3/1/22	288,811	316,956
9.5% 1/1/17 to 12/1/22	858,578	951,262
10% 1/1/09 to 6/1/20	283,716	317,280
10.25% 12/1/09	15,325	16,923
10.5% 9/1/16 to 5/1/21	178,019	200,003
11% 12/1/11 to 1/1/19	23,711	26,973
11.5% 10/1/15	11,595	13,214
12% 9/1/11 to 11/1/19	50,349	58,389
12.25% 11/1/14	30,208	35,353
12.5% 8/1/10 to 6/1/19	657,969	772,984
		4,822,875
Government National Mortgage Association - 1.0%
8% 11/15/09 to 12/15/23	4,111,065	4,444,860
8.5% 5/15/16 to 4/15/17	100,370	110,542
10.5% 1/15/16 to 1/15/18	381,709	436,924
11% 10/20/13	9,387	10,678
12.5% 11/15/14	69,852	82,049
13.5% 7/15/11	16,691	19,829
		5,104,882
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $68,064,018)		69,681,224
Collateralized Mortgage Obligations - 9.9%
	Principal Amount	Value (Note 1)
U.S. Government Agency - 9.9%
Fannie Mae guaranteed REMIC pass thru certificates:
sequential pay Series 1993-238 Class C, 6.5% 12/25/08	$ 5,000,000	$ 5,400,465
Series 1994-42 Class FK, 3.71% 4/25/24 (b)	3,000,000	3,025,237
Fannie Mae guaranteed REMIC pass thru trust:
floater Series 2002-74 Class FV, 1.83% 11/25/32 (b)	6,645,468	6,641,746
planned amortization class:
Series 1999-25 Class PA, 6% 2/25/20	1,193,761	1,218,555
Series 2001-53 Class PE, 6.5% 10/25/24	1,940,663	1,968,863
Series 2001-80 Class PH, 6% 12/25/27	1,700,000	1,755,516
Series 2002-55 Class PA, 5.5% 3/25/18	550,000	573,634
Freddie Mac:
REMIC planned amortization class:
Series 1995 Class PB, 6.5% 9/20/25	1,724,991	1,750,257
Series 2115 Class PC, 6% 5/15/11	550,000	565,383
sequential pay:
Series 2166:
Class AC, 6.5% 3/15/26	829,197	841,589
Class AE, 6.5% 10/15/25	1,006,503	1,019,916
Series 2257 Class VA, 7% 9/15/07	2,955,139	3,063,010
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class:
Series 1462 Class PT, 7.5% 1/15/03	91,412	91,377
Series 1639 Class J, 6% 12/15/08	419,293	424,293
Series 2134 Class PC, 5.725% 4/15/11	1,432,919	1,465,745
Series 2396 Class PX, 6% 6/15/27	1,688,358	1,773,897
sequential pay:
Series 2134 Class H, 6.5% 12/15/24	631,281	640,085
Series 2279 Class VE, 6.5% 11/15/06	1,478,876	1,539,902
Series 1648 Class LA, 6% 5/15/23	2,366,622	2,389,078
Series 1929 Class EZ, 7.5% 2/17/27	4,997,500	5,469,884
Series 2435 Class WC, 5.5% 4/15/32	1,013,567	1,022,420
Series 2526 Class FC, 1.78% 11/15/32 (b)	7,000,000	6,997,809
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $49,082,156)		49,638,661
Cash Equivalents - 16.2%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.4%, dated 11/29/02 due 12/2/02) (Cost $81,226,000)	$ 81,235,448	$ 81,226,000
TOTAL INVESTMENT PORTFOLIO - 113.4% (Cost $563,133,166)		569,369,182
NET OTHER ASSETS - (13.4)%		(67,427,465)
NET ASSETS - 100%		$ 501,941,717
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.3808% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	Feb. 2005	$ 11,000,000	$ 196,726
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 2.1147% with Merrill Lynch, Inc.	April 2004	10,000,000	(18,781)
		$ 21,000,000	$ 177,945
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,004,011,334 and $905,321,718, respectively.
Income Tax Information

At November 30, 2002, the fund had a capital loss carryforward of approximately $15,261,000 of which $906,000, $4,169,000, $101,000, $5,916,000 and $4,169,000 will expire on November 30, 2003, 2004, 2005, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value (including securities loaned of $45,225,000 and repurchase agreements of $81,226,000) (cost $563,133,166) - See accompanying schedule		$ 569,369,182
Cash		281
Receivable for investments sold		295,485
Receivable for fund shares sold		369,215
Interest receivable		5,404,425
Unrealized gain on swap agreements		177,945
Total assets		575,616,533

Liabilities
Payable for investments purchased Regular delivery	$ 1,524
Delayed delivery	26,833,536
Payable for fund shares redeemed	378,771
Distributions payable	87,062
Accrued management fee	187,451
Other payables and accrued expenses	56,972
Collateral on securities loaned, at value	46,129,500
Total liabilities		73,674,816

Net Assets		$ 501,941,717
Net Assets consist of:
Paid in capital		$ 512,178,050
Undistributed net investment income		492,900
Accumulated undistributed net realized gain (loss) on investments		(17,143,194)
Net unrealized appreciation (depreciation) on investments		6,413,961
Net Assets, for 51,695,258 shares outstanding		$ 501,941,717
Net Asset Value, offering price and redemption price per share ($501,941,717 ÷ 51,695,258 shares)		$ 9.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2002

Investment Income
Interest		$ 18,891,051
Security lending		42,529
Total income		18,933,580

Expenses
Management fee	$ 1,945,446
Non-interested trustees' compensation	1,367
Total expenses before reductions	1,946,813
Expense reductions	(5,323)	1,941,490
Net investment income (loss)		16,992,090
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	12,570,741
Swap agreements	59,284
Total net realized gain (loss)		12,630,025
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,698,251)
Swap agreements	177,945
Total change in net unrealized appreciation (depreciation)		(3,520,306)
Net gain (loss)		9,109,719
Net increase (decrease) in net assets resulting from operations		$ 26,101,809

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,992,090	$ 22,408,218
Net realized gain (loss)	12,630,025	6,091,628
Change in net unrealized appreciation (depreciation)	(3,520,306)	6,651,441
Net increase (decrease) in net assets resulting from operations	26,101,809	35,151,287
Distributions to shareholders from net investment income	(17,141,759)	(22,719,283)
Share transactions Net proceeds from sales of shares	231,088,515	192,215,162
Reinvestment of distributions	15,952,743	21,149,829
Cost of shares redeemed	(160,650,432)	(160,984,227)
Net increase (decrease) in net assets resulting from share transactions	86,390,826	52,380,764
Total increase (decrease) in net assets	95,350,876	64,812,768

Net Assets
Beginning of period	406,590,841	341,778,073
End of period (including undistributed net investment income of $492,900 and undistributed net investment income of $821,674, respectively)	$ 501,941,717	$ 406,590,841
Other Information Shares
Sold	24,049,229	20,500,006
Issued in reinvestment of distributions	1,664,472	2,252,025
Redeemed	(16,793,766)	(17,182,534)
Net increase (decrease)	8,919,935	5,569,497

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.510	$ 9.190	$ 9.110	$ 9.480	$ 9.420
Income from Investment Operations
Net investment income (loss) B	.376 D	.562	.596	.579	.611
Net realized and unrealized gain (loss)	.206 D	.329	.079	(.362)	.045
Total from investment operations	.582	.891	.675	.217	.656
Distributions from net investment income	(.382)	(.571)	(.595)	(.587)	(.596)
Net asset value, end of period	$ 9.710	$ 9.510	$ 9.190	$ 9.110	$ 9.480
Total Return A	6.25%	9.96%	7.70%	2.37%	7.18%
Ratios to Average Net Assets C
Expenses before expense reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of voluntary waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.44%	.44%	.44%	.44%
Net investment income (loss)	3.92% D	5.98%	6.57%	6.26%	6.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 501,942	$ 406,591	$ 341,778	$ 415,722	$ 379,553
Portfolio turnover rate	219%	173%	91%	85%	210%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.088 and increase net realized and unrealized gain (loss) per share by $.088. Without this change the ratio of net investment income (loss) to average net assets would have been 4.85%. Per share data and ratios for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

1. Significant Accounting Policies.

Fidelity Institutional Short-Intermediate Government Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 6,438,715
Unrealized depreciation	(1,800,139)
Net unrealized appreciation (depreciation)	4,638,576
Undistributed ordinary income	1,719,087
Capital loss carryforward	(15,260,725)
Total Distributable earnings	(8,903,062)
Cost for federal income tax purposes	564,730,606

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 17,141,759

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,701,064 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

The effect of this change during the period, was to decrease net investment income (loss) by $3,997,326; increase net unrealized appreciation/ depreciation by $2,260,502; and increase net realized gain (loss) by $1,736,824. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swaps - continued

perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of ..45% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $5,323.

Annual Report

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of approximately 19% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor
Series IV and the Shareholders of
Fidelity Institutional Short-
Intermediate Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Institutional Short-Intermediate Government Fund (a fund of Fidelity Advisor Series IV) at November 30, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Institutional Short-Intermediate Government Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 7, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment:1983

Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Institutional Short-Intermediate Government (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Institutional Short-Intermediate Government. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Institutional Short-Intermediate Government. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

George Fischer (41)

Year of Election or Appointment: 2002

Vice President of Institutional Short-Intermediate Government. Mr. Fischer is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Institutional Short-Intermediate Government. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Institutional Short-Intermediate Government. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Institutional Short-Intermediate Government. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Institutional Short-Intermediate Government. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)

Year of Election or Appointment: 1986

Assistant Treasurer of Institutional Short-Intermediate Government. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Institutional Short-Intermediate Government. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Institutional Short-Intermediate Government. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Institutional Short-Intermediate Government. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 23.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	405,515,999.32	92.284
Against	19,923,259.79	4.534
Abstain	9,638,679.74	2.193
Broker Non-Votes	4,345,080.49	0.989
TOTAL	439,423,019.34	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	357,251,723.33	81.300
Against	35,683,577.73	8.121
Abstain	46,487,718.28	10.579
TOTAL	439,423,019.34	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	402,668,182.54	91.636
Against	23,393,652.20	5.322
Abstain	9,016,104.11	2.053
Broker Non-Votes	4,345,080.49	0.989
TOTAL	439,423,019.34	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	396,730,724.27	90.284
Against	29,109,441.29	6.625
Abstain	9,237,773.29	2.102
Broker Non-Votes	4,345,080.49	0.989
TOTAL	439,423,019.34	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	418,986,697.14	95.349
Withheld	20,436,322.20	4.651
TOTAL	439,423,019.34	100.000
Ralph F. Cox
Affirmative	419,294,771.03	95.419
Withheld	20,128,248.31	4.581
TOTAL	439,423,019.34	100.000
Phyllis Burke Davis
Affirmative	418,919,789.09	95.334
Withheld	20,503,230.25	4.666
TOTAL	439,423,019.34	100.000
Robert M. Gates
Affirmative	418,580,995.54	95.257
Withheld	20,842,023.80	4.743
TOTAL	439,423,019.34	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	380,315,588.37	86.549
Withheld	59,107,430.97	13.451
TOTAL	439,423,019.34	100.000
Edward C. Johnson 3d
Affirmative	418,494,598.86	95.237
Withheld	20,928,420.48	4.763
TOTAL	439,423,019.34	100.000
Donald J. Kirk
Affirmative	419,611,789.58	95.492
Withheld	19,811,229.76	4.508
TOTAL	439,423,019.34	100.000
Marie L. Knowles
Affirmative	419,336,977.13	95.429
Withheld	20,086,042.21	4.571
TOTAL	439,423,019.34	100.000
Ned C. Lautenbach
Affirmative	418,745,197.39	95.294
Withheld	20,677,821.95	4.706
TOTAL	439,423,019.34	100.000
Peter S. Lynch
Affirmative	380,673,145.12	86.630
Withheld	58,749,874.22	13.370
TOTAL	439,423,019.34	100.000
Marvin L. Mann
Affirmative	419,111,485.50	95.378
Withheld	20,311,533.84	4.622
TOTAL	439,423,019.34	100.000
William O. McCoy
Affirmative	419,697,826.56	95.511
Withheld	19,725,192.78	4.489
TOTAL	439,423,019.34	100.000
William S. Stavropoulos
Affirmative	419,130,547.79	95.382
Withheld	20,292,471.55	4.618
TOTAL	439,423,019.34	100.000
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	198,050,302.72	82.681
Against	26,826,523.76	11.199
Abstain	10,314,667.63	4.306
Broker Non-Votes	4,345,080.49	1.814
TOTAL	239,536,574.60	100.000
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	195,628,206.11	81.669
Against	28,738,368.21	11.998
Abstain	10,824,919.79	4.519
Broker Non-Votes	4,345,080.49	1.814
TOTAL	239,536,574.60	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

ISIG-ANN-0103 336094
1.768775.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Real Estate High Income

Fund

Annual Report

November 30, 2002

(2_fidelity_logos) (Registered_Trademark)

REHI-ANN-0103 336232
1.734092.103

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $100,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® Real Estate High Income	14.05%	59.88%	188.26%
ML US High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index)	-3.29%	5.78%	57.21%
High Current Yield Funds Average	-2.88%	-5.87%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch US High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index) - a market value-weighted index of all cash pay domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income	14.05%	9.84%	14.33%
ML US High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index)	-3.29%	1.13%	5.89%
High Current Yield Funds Average	-2.88%	-1.45%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

Let's say hypothetically that $100,000 was invested in Fidelity® Real Estate High Income Fund on January 5, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch US High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index) did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Performance - continued

Total Return Components

	Years ended November 30,
	2002	2001	2000	1999	1998
Dividend returns	9.87%	9.89%	11.01%	11.79%	9.74%
Capital returns	4.18%	4.80%	2.57%	-2.71%	-11.09%
Total returns	14.05%	14.69%	13.58%	9.08%	-1.35%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends

Periods ended November 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	6.56¢	39.77¢	92.60¢
Annualized dividend rate	7.60%	7.62%	9.07%
30-day annualized yield	8.65%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.50 over the past one month, $10.41 over the past six months and $10.21 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

An interview with Stephen Rosen, Portfolio Manager of Fidelity Real Estate High Income Fund

Q. How did the fund perform, Steve?

A. For the 12 months ending November 30, 2002, the fund had a total return of 14.05%. In comparison, the Merrill Lynch US High Yield Master Cash Pay Only Index - a broad measure of the high-yield bond market - fell 3.29%. In addition, the high current yield funds average tracked by Lipper Inc. dropped 2.88% during the same period.

Q. What factors enabled the fund to handily outperform its indexes and its Lipper peer group average during the past year?

A. The fund's focus on commercial mortgage-backed securities (CMBS) and other high-yielding real estate securities was the primary reason it outperformed the broader high-yield corporate bond indices and its peer group. Several factors contributed to the superior performance of real estate securities as compared to those of other industries. First, real estate securities generally offer stable cash flows and are backed by hard-asset collateral - two attractive features amid a sluggish economy and a declining equity market - resulting in relatively resilient credit quality. Second, real estate was far less impacted by the bankruptcy headlines, geopolitical concerns and corporate malfeasance troubles that hit other industries hard. Third, despite rallying strongly during the last six weeks of the period, the high-yield corporate bond market essentially came unglued during the year as credit spreads - the yield premium above government bonds of the same average life - ballooned to historically wide margins, reflecting the unwillingness of lenders to put capital at risk. And finally, a rally in Treasuries was particularly helpful to the fund's CMBS holdings, which are sensitive to changes in Treasury prices.

Q. What strategies did you pursue?

A. I continued to pursue higher-quality BB-rated CMBS backed by "core" property types - apartments, office buildings, retail centers and warehouses - as opposed to lower-rated and non-rated CMBS, or bonds with above-average exposures to special-purpose buildings and non-core property types, such as senior housing facilities or hotels and motels. Away from CMBS, I also pursued higher-quality securities whose cash flows should prove more durable in the face of an uncertain economic climate. The performance of real estate securities, particularly CMBS, tends to unfold slowly and lag the direction of the economy, so I thought it best to de-emphasize thinly traded lower-quality bonds that are more exposed to credit risks.

Q. What was your approach to real estate securities outside of CMBS?

A. I looked for other kinds of high-yielding real estate securities, namely residential mortgage-backed securities (MBS), mortgage real estate investment trust (REIT) common shares, REIT preferred stocks and real estate company bonds that would diversify the fund's holdings and earn comparable returns. By both measures, the strategy worked. Within the residential sector, certain types of high-yielding MBS were attractive due to the sturdiness of their cash flows and the strength of the housing market. Also within the residential area, the earnings power of mortgage REITs looked promising given the yield spread between their assets and liabilities. I also added some preferred stocks of commercial REITs and some corporate bonds of real estate companies, in an attempt to earn high yields from issuers with solid balance sheets that were likely to maintain their debt ratios. Collectively, these non-CMBS positions modestly outperformed the CMBS holdings, enhancing the fund's overall return.

Q. What specific holdings performed well? Which disappointed?

A. Annaly Mortgage Management, a mortgage REIT, was a top contributor, as investors were attracted to the company's high dividend yield, reasonable leverage ratio and long-term management track record. As for CMBS, several BB-rated bonds, such as NLFC 1998-2 Class F, MSC 1998-HF2 Class G and NASC 1998-D6 Class B1, rallied as Treasury rates dropped and as their yield spreads narrowed when investors recognized the creditworthiness of the bonds' underlying loan collateral. In terms of disappointments, we were too early buying into a couple of distressed CMBS, such as NASC 1994-MD1 Class B2, where credit fundamentals continued to deteriorate.

Q. What's your outlook?

A. I'm cautiously optimistic. On the one hand, the economy continues to show slow and uneven growth without a clear sign of job creation, resulting in softer rental rates and occupancy levels and lower property cash flows. As a consequence, I expect mortgage loan defaults to rise somewhat. On the other hand, however, low interest rates coupled with a flow of investment capital into real estate have kept property values firm. Amidst these cross-currents, I anticipate maintaining an up-in-credit bias toward BB-rated securities, particularly CMBS, that generate high yields and relatively sturdy cash flows.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income by investing primarily in real estate-related instruments, with an emphasis on lower-quality issues

Start date: January 5, 1995

Size: as of November 30, 2002, more than $402 million

Manager: Stephen Rosen, since 2000; joined Fidelity in 1995

3

Annual Report

Investments November 30, 2002

Showing Percentage of Net Assets

Corporate Bonds - 9.8%
	Principal Amount	Value (Note 1)
Convertible Bonds - 0.8%
Homebuilding/Real Estate - 0.3%
EOP Operating LP 7.25% 11/15/08 (c)	$ 1,250,000	$ 1,300,100
Hotels - 0.5%
Capstar Hotel Co. 4.75% 10/15/04	2,251,000	1,890,840
TOTAL CONVERTIBLE BONDS		3,190,940
Nonconvertible Bonds - 9.0%
Entertainment/Film - 0.5%
AMC Entertainment, Inc. 9.5% 3/15/09	2,000,000	1,960,000
Healthcare - 0.6%
Fountain View, Inc. 11.25% 4/15/08 (b)	1,780,000	1,068,000
Senior Housing Properties Trust 8.625% 1/15/12	1,500,000	1,507,500
		2,575,500
Homebuilding/Real Estate - 3.7%
Crescent Real Estate Equities LP 7.5% 9/15/07 (e)	1,850,000	1,702,000
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	1,000,000	1,027,500
iStar Financial, Inc. 8.75% 8/15/08	4,570,000	4,798,500
LNR Property Corp.:
9.375% 3/15/08	3,385,000	3,300,375
10.5% 1/15/09	4,140,000	4,181,400
		15,009,775
Hotels - 3.9%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	6,050,000	6,171,000
HMH Properties, Inc. 7.875% 8/1/08	1,000,000	980,000
ITT Corp.:
6.75% 11/15/05	2,080,000	2,043,600
7.375% 11/15/15	2,750,000	2,523,125
RFS Partnership LP/RFS Financing, Inc. 9.75% 3/1/12	1,000,000	1,030,000
Times Square Hotel Trust 8.528% 8/1/26 (c)	2,950,269	2,802,756
		15,550,481

	Principal Amount	Value (Note 1)
Leisure - 0.3%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	$ 1,000,000	$ 1,030,000
TOTAL NONCONVERTIBLE BONDS		36,125,756
TOTAL CORPORATE BONDS (Cost $37,972,987)		39,316,696
Asset-Backed Securities - 5.8%

ABSC Nims Trust 7% 8/17/32 (c)	883,957	864,068
ACE Securities Corp. 8.5% 12/20/31 (c)	628,689	622,402
ACE Securities Corp. Nim Trust 8.85% 7/25/12	1,146,211	1,140,480
CDC Mortgage Capital Trust 10% 1/25/33 (c)	2,072,937	2,077,472
CS First Boston Mortgage Securities Corp. Nims Trust:
8% 5/27/32 (c)	895,384	859,569
8% 8/1/32	764,509	747,666
8% 8/27/32	153,985	150,136
8% 3/1/33	2,115,000	2,084,597
Home Equity Asset Trust Nims Trust 8% 1/1/33 (c)(d)	470,480	458,718
Home Equity Residual Distributions Trust 12.25% 11/25/05 (c)	3,400,215	3,400,215
IndyMac Nim Trust:
7% 3/26/31 (c)	338,820	333,738
9.1675% 8/26/31 (c)(e)	301,453	301,453
Long Beach Asset Holdings Corp. Nim Trust 9.05% 5/25/32 (c)	456,767	450,486
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (c)	297,736	295,689
9.5% 6/25/32 (c)	954,712	953,518
9.5% 8/25/32 (c)	3,873,149	3,815,052
10% 1/25/32 (c)	267,881	268,384
10% 2/25/32 (c)	407,459	408,223
10% 4/25/32 (c)	799,089	800,588
10% 5/25/32 (c)	296,254	296,810
12.75% 2/25/32 (c)	1,306,728	1,329,187
Option One Mortgage Securities Corp. Nims Trust:
8.83% 6/26/32 (c)	657,942	657,942
9.66% 9/26/31 (c)	84,893	84,893
Saxon Asset Securities Trust:
8% 12/25/27 (c)	483,796	483,941
8.6% 12/25/27 (c)	430,875	409,213
TOTAL ASSET-BACKED SECURITIES (Cost $23,177,435)		23,294,440
Collateralized Mortgage Obligations - 2.1%
	Principal Amount	Value (Note 1)
Private Sponsor - 1.7%
Countrywide Home Loans:
Series 2002-R1:
Class B3, 6.61% 7/25/32 (c)(e)	$ 911,662	$ 677,478
Class B4, 6.61% 7/25/32 (c)(e)	1,824,316	1,005,654
Class B5, 6.61% 7/25/32 (c)(e)	1,643,373	279,373
Series 2002-R3:
Class B3, 5.75% 8/25/43 (c)(d)	839,000	622,171
Class B4, 5.75% 8/25/43 (c)(d)	476,432	250,946
Class B5, 5.75% 8/25/43 (c)(d)	1,198,419	197,739
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 7.0245% 12/29/25 (c)(e)	168,487	80,336
Class 2C, 6.9732% 12/29/25 (c)(e)	927,886	316,202
CS First Boston Mortgage Securities Corp. Series 2002-26:
Class 4B3, 7% 10/25/17	380,444	359,706
Class 4B4, 7% 10/25/17 (c)	114,384	86,072
Class 4B5, 7% 10/25/17 (c)	199,505	119,013
Class 4B6, 7% 10/25/17 (c)	149,629	29,178
DLJ Mortgage Acceptance Corp. Series 1996-TD:
Class C, 6.8531% 9/29/23 (c)(e)	226,864	209,427
Class D, 6.8531% 9/29/23 (c)(e)	361,207	108,362
GE Capital Mortgage Services, Inc. Series 1998-7:
Class B4, 6.5% 4/25/13 (c)	270,151	266,859
Class B5, 6.5% 4/25/13 (c)	134,400	73,920
Nomura Asset Acceptance Corp. Series 2001-R1A:
Class B1, 7% 2/19/30 (c)	670,388	688,195
Class B2, 7% 2/19/30 (c)	574,618	581,262
Class B4, 7% 2/19/30 (c)	240,021	97,208

	Principal Amount	Value (Note 1)
Residential Accredit Loans, Inc. Series 2001-QS6:
Class B1, 6.5% 5/25/16 (c)	$ 206,418	$ 177,455
Class B2, 6.5% 5/25/16 (c)	103,256	72,376
Class B3, 6.5% 5/25/16 (c)	157,929	34,124
Residential Asset Securitization Trust:
Series 1998-A7 Class B5, 6.5% 7/25/13 (c)	319,052	232,198
Series 1999-A2 Class B4, 6.25% 3/25/14	227,264	189,017
TOTAL PRIVATE SPONSOR		6,754,271
U.S. Government Agency - 0.4%
Fannie Mae guaranteed REMIC pass thru trust:
planned amortization class Series 2001-W3:
Class B4, 7% 9/25/41	490,543	227,642
Class B5, 7% 9/25/41	2,026,477	431,893
Series 2002-W1:
Class B4, 6% 2/25/42	1,266,092	620,385
Class B5, 6% 2/25/42	1,406,163	219,713
TOTAL U.S. GOVERNMENT AGENCY		1,499,633
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,471,693)		8,253,904
Commercial Mortgage Securities - 72.4%

Anthracite CDO I Ltd. Series 2002-CIBA Class E, 9.314% 5/24/37 (c)	1,500,000	1,639,688
Artesia Mortgage CMBS, Inc. floater Series 1998-C1 Class F, 6.9686% 6/25/30 (c)	4,513,000	3,862,677
Asset Securitization Corp. Series 1997-D5:
Class A8, 10.115% 2/12/43	2,419,565	2,925,500
Class PS1, 1.481% 2/14/43 (e)(f)	26,950,307	1,980,217
Atherton Franchise Loan Funding LLP Series 1998-A:
Class E, 8.25% 5/15/20 (c)	1,500,000	270,000
Class F, 7.44% 11/15/14 (c)	2,000,000	100,000
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Banc America Commercial Mortgage, Inc. Series 2001-1 Class J, 6.125% 4/15/36 (c)	$ 3,395,000	$ 2,915,456
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 3.8032% 8/1/24 (c)(e)	1,140,945	832,890
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class G, 4.4699% 4/27/09 (c)(e)	223,443	216,740
Class H, 4.8203% 10/25/22 (c)(e)	440,568	110,142
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (c)	110,000	105,600
Class B6, 6.425% 10/15/03 (c)	110,000	99,000
Class B7, 6.425% 10/15/03 (c)	147,000	117,600
CBA Mortgage Corp. floater Series 1993-C1:
Class G, 6.72% 12/25/03 (g)	1,852,837	1,544,006
Class H, 6.7259% 12/25/03 (e)(g)	1,852,837	1,387,320
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class H, 9.1288% 12/12/13 (c)(e)	2,580,741	2,505,839
Series 1998-1 Class F, 6.56% 5/18/30 (c)	5,000,000	4,471,875
Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class G, 6.4% 8/15/31 (c)	6,000,000	5,161,875
Commercial Mortgage Acceptance Corp. weighted average coupon Series 1998-C2 Class G, 5.44% 9/15/30 (c)(e)	2,500,000	1,886,719
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 11/17/13 (c)	7,175,000	5,562,867
Series 1999-C2:
Class G, 6% 11/17/32	4,575,000	3,341,180
Class H, 6% 6/17/14	4,372,000	3,091,824
Class X, 0.427% 11/17/32 (e)(f)	96,781,126	3,106,103
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 0% 12/28/35 (c)(e)	1,500,000	1,425,000

	Principal Amount	Value (Note 1)
Crest Clarendon Street 2002-1 Ltd./Crest Clarendon 2002-1Corp. Series 2002-1A Class D, 9% 12/28/35 (c)	$ 2,500,000	$ 2,390,625
Crest G-Star Ltd. Series 2001-2A:
Class C, 10% 2/25/32	1,330,000	1,330,416
Class PS, 0% 2/25/32 (c)(e)	1,100,000	1,103,094
Crest Ltd. Series 2000-1A Class D, 10% 8/31/36 (c)	2,200,000	2,251,563
CS First Boston Mortgage Securities Corp.:
floater:
Series 1997-C2 Class H, 7.46% 1/17/35	3,190,000	1,318,382
Series 2001-CP4 Class AX, 0.7152% 12/15/35 (c)(f)	29,483,376	1,520,251
Series 1995-AEW1 Class G2, 6.9982% 11/25/27 (c)(e)	1,091,820	900,752
Series 1997-SPCE Class E, 7.482% 4/20/38 (c)	3,150,873	3,175,144
Series 2000-C1 Class G, 7.325% 4/15/62 (c)	3,100,000	2,813,616
Series 2000-FL1A:
Class F, 4.9272% 12/15/09 (c)(e)	1,500,000	1,466,484
Class G, 4.7849% 12/15/09 (c)(e)	2,050,000	1,974,296
Class H, 4.7915% 12/15/09 (c)(e)	2,084,000	1,980,700
Class J, 4.7903% 12/15/09 (c)(e)	1,478,000	1,220,237
Class K, 4.056% 12/15/09 (c)(e)	2,454,000	926,385
Series 2001-CK3 Class H, 6.26% 6/15/34 (c)	3,710,000	3,238,648
Series 2001-CK6 Class NW, 6.08% 1/15/15	2,050,000	1,045,500
Series 2001-CP4 Class H, 6% 12/15/35 (c)	4,970,000	4,282,992
Series 2002-CKP1 Class KZ, 6.294% 12/15/35 (c)(e)	9,026,000	5,641,250
Series 2002-CKS4 Class J, 5.115% 11/15/36 (c)	2,030,000	1,631,858
weighted average coupon Series 1997-SPCE Class G, 7.4276% 4/20/38 (c)(e)	1,322,209	1,238,128
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class F, 7.5% 6/15/31	$ 4,750,000	$ 3,801,807
DLJ Commercial Mortgage Corp. floater Series 1999-STF1 Class B5, 5.4625% 7/5/08 (c)(e)	4,571,167	4,399,360
DLJ Mortgage Acceptance Corp.:
Series 1994-MF11:
Class B2, 8.1% 6/18/04 (c)	1,201,000	1,188,990
Class B3, 8.1% 6/18/04 (c)	1,342,000	1,328,580
Series 1997-CF1 Class B3, 7.74% 5/15/30 (c)	1,465,000	183,359
Enterprise Mortgage Acceptance Co. Series 1998-1 Class E, 8.18% 1/15/25 (c)	2,110,000	63,300
First Chicago/Lennar Trust I:
Series 1997-CHL1 Class E, 8.1137% 4/29/39 (c)(e)	8,933,001	7,537,220
weighted average coupon Series 1997-CHL1 Class D, 8.1137% 4/29/39 (c)(e)	5,673,001	5,712,003
First Union National Bank Commercial Mortgage Trust:
sequential pay Series 1999-C4 Class G, 6.5% 12/15/31 (c)	6,200,000	5,473,438
Series 2001-C3 Class J, 6.155% 8/15/33 (c)	3,480,000	2,965,656
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class F, 4.1605% 4/15/19 (c)(e)	935,856	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 2/20/33 (c)	5,615,566	6,015,675
G-Star Ltd. Series 2002-1A Class C, 8% 4/25/37 (c)	4,500,000	3,857,344
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (c)(e)	2,700,000	2,040,188
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
Series 1996-C1 Class F, 7.86% 11/15/06 (c)	4,071,000	4,152,420
Series 1999-C1 Class F, 6.02% 5/15/33 (c)	9,600,000	7,998,173

	Principal Amount	Value (Note 1)
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2001-FL1A Class H, 6.63% 7/13/13 (e)	$ 5,536,793	$ 5,462,046
J.P. Morgan Commercial Mortgage Finance Corp. Series 1999-C7:
Class F, 6% 10/15/35 (c)	2,415,000	2,176,157
Class G, 6% 10/15/35 (c)	13,273,000	8,039,456
Class H, 6% 10/15/35 (c)	1,991,000	1,152,590
Class NR, 6% 10/15/35 (c)	6,250,000	1,265,381
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9833% 4/25/21 (e)	2,436,899	2,168,840
Leafs CMBS I Ltd. 4.13% 11/20/37	5,630,000	4,544,198
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class E, 7.792% 5/28/30 (c)	800,000	621,250
Morgan Stanley Capital I, Inc.:
Series 1997-RR:
Class C, 7.3989% 4/30/39 (c)(e)	2,470,128	2,605,213
Class D, 7.6989% 4/30/39 (c)(e)	2,070,000	1,906,341
Class E, 7.6989% 4/30/39 (c)(e)	2,170,117	1,757,795
Class F, 7.6989% 4/30/39 (c)(e)	5,430,000	3,498,956
Class G1, 7.6989% 4/30/39 (c)(e)	5,350,864	2,508,485
Series 1997-WF1 Class F, 6.83% 7/15/29 (c)	1,520,000	1,444,297
Series 1998-HF1 Class F, 7.18% 3/15/30 (c)	6,500,000	6,486,797
Series 1998-HF2:
Class F, 6.01% 11/15/30 (c)	8,435,000	8,146,694
Class G, 6.01% 11/15/30 (c)	8,985,745	7,907,456
Series 1998-XL1 Class H, 7.141% 6/3/30 (c)(e)	2,230,000	2,128,256
Morgan Stanley Dean Witter Capital I Trust Series 2001-XLF Class H11, 6.74% 10/7/13 (c)(e)	850,000	845,750
Mortgage Capital Funding, Inc.:
Series 1996-MC1 Class G, 7.15% 6/15/06 (c)	2,000,000	1,978,750
Series 1997-MC2 Class F, 7.214% 11/20/27 (c)	9,381,364	9,368,905
Series 1998-MC3 Class F, 7.4915% 11/18/31 (c)(e)	$ 1,300,000	1,267,500
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Nationslink Funding Corp. Series 1998-2:
Class E, 7.105% 8/20/30	$ 6,500,000	$ 6,929,205
Class F, 7.105% 8/20/30 (c)	15,140,000	14,546,810
Class G, 5% 8/20/30 (c)	1,315,000	829,991
Nomura Asset Securities Corp.:
Series 1998-D6 Class B1, 6% 3/15/30 (c)	9,500,000	7,681,641
weighted average coupon Series 1994-MD1 Class B2, 10.8186% 3/15/18 (b)(c)(e)	4,755,000	334,336
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class L, 7.9% 11/15/26 (c)	2,500,000	1,842,188
Class M, 7.9% 11/15/26 (c)	5,862,000	2,374,110
Prudential Securities Secured Financing Corp.:
Series 1998-C1 Class F, 6.9868% 2/15/13 (c)(e)	3,765,000	3,512,774
Series 1999-NRF1 Class F, 6.074% 11/1/31 (c)	4,130,000	3,685,199
RMF Commercial Mortgage, Inc. Series 1997-1 Class G, 8.9231% 1/15/19 (c)(e)	1,450,000	468,524
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 1999-C1 Class H, 7% 5/18/32 (c)	5,000,000	4,142,383
Series 2000-NL1:
Class F, 6.97% 10/15/30 (c)	5,013,000	5,111,927
Class H, 6.9674% 10/15/30 (c)	2,900,000	2,900,000
Series 1999-C1 Class G, 7.3574% 5/18/32 (c)(e)	5,412,500	4,746,932
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	1,935,656	1,935,656
Series 1996-CFL Class H, 7.75% 2/25/28 (c)	2,500,000	2,605,664
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 6.1263% 1/30/06 (c)(e)	123,289	83,590
Class D, 6.1263% 1/30/06 (c)(e)	155,735	90,482

	Principal Amount	Value (Note 1)
TIAA Real Estate CDO 2002 1 Ltd./TIAA Real Estate CDO 2002 1 Corp. Series 2002-1A Class IV, 6.84% 5/22/37 (c)	$ 1,460,000	$ 1,151,119
Wachovia Bank Commercial Mortgage Trust Series 2002-C1A Class H, 6.29% 4/15/34 (c)	2,500,000	2,250,750
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $284,906,800)		291,332,346
Common Stocks - 1.5%
	Shares
Banks and Thrifts - 0.0%
CS First Boston Mortgage Securities Corp. warrants 9/1/03 (a)	6,236,357	1
Homebuilding/Real Estate - 1.5%
Annaly Mortgage Management, Inc.	51,000	942,480
Apartment Investment & Management Co. Class A	40,000	1,494,800
LNR Property Corp.	75,000	2,730,000
Newcastle Investment Holdings Corp. (c)	25,000	450,000
Northstar Capital Investment Corp. (a)(c)	22,600	203,400
		5,820,680
TOTAL COMMON STOCKS (Cost $9,466,942)		5,820,681
Preferred Stocks - 5.4%

Convertible Preferred Stocks - 4.0%
Homebuilding/Real Estate - 4.0%
Apartment Investment & Management Co. Series P, $2.25	79,700	2,000,470
Duke Realty Corp. Series D, $1.8437	36,200	915,860
Equity Office Properties Trust Series B, $2.625	113,200	4,935,520
Equity Residential Properties Trust Series G, $1.8125	83,000	2,021,050
General Growth Properties, Inc. $1.8124 PIERS	20,000	634,600
Glenborough Realty Trust, Inc. Series A, $1.9375	112,200	2,316,930
Reckson Associates Realty Corp. Series A, $1.91	66,600	1,458,540
Simon Property Group, Inc. $6.50	15,000	1,382,100
Vornado Realty Trust Series A, $3.25	10,000	520,000
		16,185,070
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 1.4%
Homebuilding/Real Estate - 1.4%
Apartment Investment & Management Co. Series Q, $2.52	12,600	$ 319,788
Crown American Realty Trust Series A, $5.50	55,000	3,080,000
iStar Financial, Inc. Series D $2.00	40,000	920,000
PS Business Parks, Inc. Series F, $2.1875	52,700	1,340,161
		5,659,949
TOTAL PREFERRED STOCKS (Cost $20,458,714)		21,845,019
Cash Equivalents - 6.0%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.34%, dated 11/29/02 due 12/2/02) (Cost $24,266,000)	$ 24,268,705	24,266,000
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $408,720,571)		414,129,086
NET OTHER ASSETS - (3.0)%		(11,764,361)
NET ASSETS - 100%	$ 402,364,725
Security Type Abbreviation
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing
(b) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $275,553,511 or 68.5% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CBA Mortgage Corp. floater Series 1993-C1: Class G, 6.72% 12/25/03	3/30/00	$ 1,525,768
Class H, 6.7259% 12/25/03	3/30/00	$ 1,343,596
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
AAA, AA, A	2.4%
BBB	11.2%
BB	38.8%
B	8.2%
CCC, CC, C	1.0%
D	0.0%
Not Rated	28.0%
US Governments	0.4%
Equities	6.9%
Short-Term and Net Other Assets	3.1%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $189,331,526 and $107,489,918, respectively, of which long-term U.S. government and government agency obligations aggregated $2,979,375 and $3,000,293, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,309 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,931,326 or 0.7% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $11,928,000. The weighted average interest rate was 1.83%. Interest earned from the interfund lending program amounted to $4,846 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2002

Assets
Investment in securities, at value (including repurchase agreements of $24,266,000) (cost $408,720,571) - See accompanying schedule		$ 414,129,086
Cash		1,370,999
Foreign currency held at value (cost $35,899)		35,791
Receivable for investments sold		551,053
Dividends receivable		21,641
Interest receivable		3,248,784
Other receivables		623
Total assets		419,357,977

Liabilities
Payable for investments purchased Regular delivery	$ 330,742
Delayed delivery	1,086,493
Payable for fund shares redeemed	15,000,000
Distributions payable	228,699
Accrued management fee	251,356
Other payables and accrued expenses	95,962
Total liabilities		16,993,252

Net Assets		$ 402,364,725
Net Assets consist of:
Paid in capital		$ 376,734,061
Undistributed net investment income		9,398,370
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,823,887
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,408,407
Net Assets, for 38,414,784 shares outstanding		$ 402,364,725
Net Asset Value, offering price and redemption price per share ($402,364,725 ÷ 38,414,784 shares)		$ 10.47

Statement of Operations

	Year ended November 30, 2002

Investment Income
Dividends		$ 2,476,491
Interest		36,983,098
Total income		39,459,589

Expenses
Management fee	$ 2,567,914
Transfer agent fees	53,367
Accounting fees and expenses	177,007
Non-interested trustees' compensation	1,217
Custodian fees and expenses	16,102
Registration fees	14,349
Audit	59,913
Legal	51,590
Miscellaneous	6,208
Total expenses before reductions	2,947,667
Expense reductions	(23,764)	2,923,903
Net investment income (loss)		36,535,686
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,534,946
Foreign currency transactions	4,482
Total net realized gain (loss)		3,539,428
Change in net unrealized appreciation (depreciation) on: Investment securities	5,752,551
Assets and liabilities in foreign currencies	(108)
Total change in net unrealized appreciation (depreciation)		5,752,443
Net gain (loss)		9,291,871
Net increase (decrease) in net assets resulting from operations		$ 45,827,557

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended November 30, 2002	Year ended November 30, 2001
Operations
Net investment income (loss)	$ 36,535,686	$ 21,231,293
Net realized gain (loss)	3,539,428	560,306
Change in net unrealized appreciation (depreciation)	5,752,443	13,308,509
Net increase (decrease) in net assets resulting from operations	45,827,557	35,100,108
Distributions to shareholders from net investment income	(31,416,725)	(24,110,168)
Share transactions Net proceeds from sales of shares	78,200,000	73,504,198
Reinvestment of distributions	30,445,659	24,107,744
Cost of shares redeemed	(35,000,000)	-
Net increase (decrease) in net assets resulting from share transactions	73,645,659	97,611,942
Total increase (decrease) in net assets	88,056,491	108,601,882

Net Assets
Beginning of period	314,308,234	205,706,352
End of period (including undistributed net investment income of $9,398,370 and undistributed net investment income of $1,822,270, respectively)	$ 402,364,725	$ 314,308,234
Other Information Shares
Sold	7,560,546	7,406,147
Issued in reinvestment of distributions	2,988,813	2,413,206
Redeemed	(3,395,373)	-
Net increase (decrease)	7,153,986	9,819,353

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 9.59	$ 9.35	$ 9.76	$ 12.42
Income from Investment Operations
Net investment income (loss) B	1.060 D	.778	.907	.931	1.033
Net realized and unrealized gain (loss)	.286 D	.585	.297	(.100)	(1.136)
Total from investment operations	1.346	1.363	1.204	.831	(.103)
Distributions from net investment income	(.926)	(.903)	(.964)	(1.085)	(1.117)
Distributions from net realized gain	-	-	-	(.156)	(1.440)
Total distributions	(.926)	(.903)	(.964)	(1.241)	(2.557)
Net asset value, end of period	$ 10.47	$ 10.05	$ 9.59	$ 9.35	$ 9.76
Total Return A	14.05%	14.69%	13.58%	9.08%	(1.35)%
Ratios to Average Net Assets C
Expenses before expense reductions	.84%	.83%	.89%	.91%	.91%
Expenses net of voluntary waivers, if any	.84%	.83%	.89%	.91%	.91%
Expenses net of all reductions	.83%	.81%	.86%	.89%	.89%
Net investment income (loss)	10.37% D	7.79%	9.67%	9.84%	9.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 402,365	$ 314,308	$ 205,706	$ 106,619	$ 73,529
Portfolio turnover rate	32%	38%	53%	16%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.163 and decrease net realized and unrealized gain (loss) per share by $.163. Without this change the ratio of net investment income (loss) to average net assets would have been 8.77%. Per share data and ratios for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 33,092,588	|
Unrealized depreciation	(10,283,106)
Net unrealized appreciation (depreciation)	22,809,482
Undistributed ordinary income	3,035,072
Undistributed long-term capital gain	2,360,173
Total Distributable earnings	$ 28,204,727
Cost for federal income tax purposes	$ 391,319,604

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 31,416,725	|

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $9,492,714 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $5,625,326; decrease net unrealized appreciation/ depreciation by $5,288,203; and decrease net realized gain (loss) by $337,123. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .60% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $7,384 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $13,604 and $2,776, respectively.

7. Other Information.

At the end of the period, three unaffiliated shareholders were the owners of record of 72% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series IV) at November 30, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-617-563-6414.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Real Estate High Income. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of Lucas Varity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Real Estate High Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen B. Rosen (38)

Steve Rosen is vice president and manager of Fidelity Real Estate High Income Fund, which he has managed since January 2000. Since joining Fidelity Investments in 1995, Mr. Rosen has worked as a research analyst and manager.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Real Estate High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Real Estate High Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Real Estate High Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1995 Assistant Treasurer of Real Estate High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Real Estate High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Real Estate High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Real Estate High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Pay Date	Record Date	Capital Gains
12/23/02	12/20/02	$.06
1/6/03	1/3/03	$.01

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of .06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	405,515,999.32	92.284
Against	19,923,259.79	4.534
Abstain	9,638,679.74	2.193
Broker Non-Votes	4,345,080.49	0.989
TOTAL	439,423,019.34	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	357,251,723.33	81.300
Against	35,683,577.73	8.121
Abstain	46,487,718.28	10.579
TOTAL	439,423,019.34	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	402,668,182.54	91.636
Against	23,393,652.20	5.322
Abstain	9,016,104.11	2.053
Broker Non-Votes	4,345,080.49	0.989
TOTAL	439,423,019.34	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	396,730,724.27	90.284
Against	29,109,441.29	6.625
Abstain	9,237,773.29	2.102
Broker Non-Votes	4,345,080.49	0.989
TOTAL	439,423,019.34	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	418,986,697.14	95.349
Withheld	20,436,322.20	4.651
TOTAL	439,423,019.34	100.000
Ralph F. Cox
Affirmative	419,294,771.03	95.419
Withheld	20,128,248.31	4.581
TOTAL	439,423,019.34	100.000
Phyllis Burke Davis
Affirmative	418,919,789.09	95.334
Withheld	20,503,230.25	4.666
TOTAL	439,423,019.34	100.000
Robert M. Gates
Affirmative	418,580,995.54	95.257
Withheld	20,842,023.80	4.743
TOTAL	439,423,019.34	100.000
Abigail P. Johnson
Affirmative	380,315,588.37	86.549
Withheld	59,107,430.97	13.451
TOTAL	439,423,019.34	100.000
Edward C. Johnson 3d
Affirmative	418,494,598.86	95.237
Withheld	20,928,420.48	4.763
TOTAL	439,423,019.34	100.000
Donald J. Kirk
Affirmative	419,611,789.58	95.492
Withheld	19,811,229.76	4.508
TOTAL	439,423,019.34	100.000
Marie L. Knowles
Affirmative	419,336,977.13	95.429
Withheld	20,086,042.21	4.571
TOTAL	439,423,019.34	100.000
Ned C. Lautenbach
Affirmative	418,745,197.39	95.294
Withheld	20,677,821.95	4.706
TOTAL	439,423,019.34	100.000
Peter S. Lynch
Affirmative	380,673,145.12	86.630
Withheld	58,749,874.22	13.370
TOTAL	439,423,019.34	100.000
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	419,111,485.50	95.378
Withheld	20,311,533.84	4.622
TOTAL	439,423,019.34	100.000
William O. McCoy
Affirmative	419,697,826.56	95.511
Withheld	19,725,192.78	4.489
TOTAL	439,423,019.34	100.000
William S. Stavropoulos
Affirmative	419,130,547.79	95.382
Withheld	20,292,471.55	4.618
TOTAL	439,423,019.34	100.000
PROPOSAL 6
To approve an amended management contract for the fund.
	# of Votes	% of Votes
Affirmative	161,028,216.35	80.560
Against	38,858,228.39	19.440
Abstain	.00	00.000
TOTAL	199,886,444.74	100.000
PROPOSAL 7
To approve a new sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.
	# of Votes	% of Votes
Affirmative	199,886,444.74	100.000
Against	.00	00.000
Abstain	.00	00.000
TOTAL	199,886,444.74	100.000
PROPOSAL 8
To approve a new sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.
	# of Votes	% of Votes
Affirmative	199,886,444.74	100.000
Against	.00	00.000
Abstain	.00	00.000
TOTAL	199,886,444.74	100.000
PROPOSAL 9
To approve a new amended and restated sub-advisory agreement between FMR Far East and Fidelity Investments Japan Limited (FIJ) for the fund.
	# of Votes	% of Votes
Affirmative	199,886,444.74	100.000
Against	.00	00.000
Abstain	.00	00.000
TOTAL	199,886,444.74	100.000
PROPOSAL 10
To eliminate a fundamental investment policy of the fund.
	# of Votes	% of Votes
Affirmative	161,028,216.35	80.560
Against	38,858,228.39	19.440
Abstain	.00	00.000
TOTAL	199,886,444.74	100.000
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	199,886,444.74	100.000
Against	.00	00.000
Abstain	.00	00.000
TOTAL	199,886,444.74	100.000
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	199,886,444.74	100.000
Against	.00	00.000
Abstain	.00	00.000
TOTAL	199,886,444.74	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY